SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials

JENNIFER CONVERTIBLES, INC.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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JENNIFER CONVERTIBLES, INC. ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials
You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Stockholder Meeting to be held on 02/17/09
Proxy Materials Available
Notice and Proxy Statement Annual Report Combo

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 01/23/09.

HOW TO VIEW MATERIALS VIA THE INTERNET
Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET     -  www.proxyvote.com
2) BY TELEPHONE -  1-800-579-1639
3) BY E-MAIL*        -  sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information
Meeting Type:	Annual
Meeting Date:	02/17/09
Meeting Time:	10:00 A.M., ET
For holders as of:	12/22/08

Meeting Location:

Holiday Inn
215 Sunnyside Blvd.
Plainview, NY 11803

How To Vote
Vote In Person

Should you choose to vote these shares in person at the meeting you must request a "legal proxy." To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the materials. Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items
The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

1.	To elect a Board of Directors to serve until the 2010 Annual Meeting of Stockholders: Nominees:
	01) Harley J. Greenfield 02) Edward G. Bohn 03) Kevin J. Coyle	04) Rami Abada 05) Mark Berman

2.	To ratify the appointment of Eisner LLP as the independent registered public accountants for the Company for the fiscal year ending August 29, 2009.

3.	To approve the increase in the aggregate number of shares available for issuance under our 2006 Equity Incentive Plan.

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions